 OptimumBank Holdings, Inc. 10-Q

EXHIBIT 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADDED BY

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of OptimumBank Holdings, Inc. (the “Company”) on Form 10-Q for the quarter June 30, 2012, as filed with the Securities and Exchange Commission (the “Report”), I, Richard L. Browdy, President and Chief Financial Officer (Principal Executive and Principal Financial Officer) of the Company, certify, pursuant to 19 U.S.C. § 1350, as added by § 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	To my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

Date: August 14, 2012	/s/ Richard L. Browdy
Richard L. Browdy, President and Chief Financial Officer
(Principal Executive and Principal Financial Officer)